UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 10, 2009
Cambium Learning Group, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-34575	27-0587428

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Valley View Lane, Suite 400, Dallas, TX	75234-8923

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 932-9500
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On December 10, 2009, Cambium Learning Group (the “Company”) hosted a conference call to discuss details of the business combination of Cambium Learning, Inc. (“Cambium”) and Voyager Learning Company (“Voyager”), the integration of the businesses and the Company’s prospects for growth in 2010. A transcript (the “Transcript”) of the conference call is attached hereto as Exhibit 99.1.
This Form 8-K and the Transcript attached hereto as Exhibit 99.1, insofar as they disclose historical information regarding Cambium’s and Voyager’s results of operations and or financial condition for the third quarter or nine months ended September 30, 2009, are being furnished to the Securities and Exchange Commission under Item 2.02 of Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Number	Exhibit

99.1	Transcript of Cambium Learning Group’s investor conference call held on December 10, 2009.

99.2	Reconciliation of Net Earnings to Adjusted Loss Before Interest, Other Income (Expense), Income Taxes and Depreciation and Amortization (EBITDA).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2009	CAMBIUM LEARNING GROUP, INC
	By:	/s/ Todd W. Buchardt
		Name:	Todd W. Buchardt
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Exhibit

99.1	Transcript of Cambium Learning Group’s investor conference call held on December 10, 2009.

99.2	Reconciliation of Net Earnings to Adjusted Loss Before Interest, Other Income (Expense), Income Taxes and Depreciation and Amortization (EBITDA).